MIDWESTONE FINANCIAL GROUP, INC. 2017 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT The Participant specified below is hereby granted a restricted stock unit award (the “Award”) by MIDWESTONE FINANCIAL GROUP, INC., an Iowa corporation (the “Company”), under the MIDWESTONE FINANCIAL GROUP, INC. 2017 EQUITY INCENTIVE PLAN (the “Plan”). The Award shall be subject to the terms of the Plan and the terms set forth in this Restricted Stock Unit Award Agreement (“Award Agreement”). Section 1. Award. The Company hereby grants to the Participant the Award of restricted stock units (each such unit, an “RSU”), where each RSU represents the right of the Participant to receive one Share in the future once the Restricted Period ends, subject to the terms of this Award Agreement and the Plan. Section 2. Terms of Restricted Stock Unit Award. The following words and phrases relating to the Award shall have the following meanings: (a) The “Participant” is _______________________________ (b) The “Grant Date” is _______________________________ (c) The amount of the Award is _______________. Based on a per Share closing price of ______________ on the Grant Date, the number of “RSUs” is _____________________________. Except for words and phrases otherwise defined in this Award Agreement, any capitalized word or phrase in this Award Agreement shall have the meaning ascribed to it in the Plan. Section 3. Restricted Period. (a) The RSUs are subject to forfeiture until they vest. The “Restricted Period” for each installment of RSUs set forth in the table below (each, an “Installment”) shall begin on the Grant Date and end on the date specified in the table; provided that the Participant’s Termination of Service has not occurred prior thereto: INSTALLMENT* RESTRICTED PERIOD WILL END ON: 1/3rd of total RSUs 1st anniversary of Grant Date 1/3rd of total RSUs 2nd anniversary of Grant Date 1/3rd of total RSUs 3rd anniversary of Grant Date *Each Installment shall be rounded down to the nearest whole number of RSUs with any fractional RSUs from earlier Installments being included in the final Installment. (b) Notwithstanding the foregoing provisions of this Section 3, the Restricted Period for all the RSUs shall cease immediately and such RSUs shall become fully vested immediately upon the Participant’s Termination of Service due to the Participant’s Disability or the Participant’s death. (c) Upon a Change in Control, the Award shall be treated in accordance with Section 4.1 of the Plan.

2 (d) Notwithstanding any provision of this Award Agreement to the contrary, if the Participant’s Termination of Service is due to retirement, any RSUs that are unvested as of the effective date of the Termination of Service shall be eligible to continue to vest in accordance with the schedule set forth in Section 3(a) and will be eligible to be settled in accordance with the provisions of Section 4, provided that the Participant does not work for or provide services to any entity considered to be a competitor of the Company during any remaining portion of the Restricted Period. For purposes of this Award Agreement, the Committee in its sole discretion shall determine (1) whether the Participant’s Termination of Service is due to “retirement,” and (2) whether the Participant is working for or providing services to a competitor of the Company. (e) Except as set forth in Section 3(b), Section 3(c) or Section 3(d) above, if the Participant’s Termination of Service occurs prior to the expiration of one or more Restricted Periods, the Participant shall forfeit all right, title and interest in and to any Installment(s) still subject to a Restricted Period as of such Termination of Service. Section 4. Settlement of RSUs. Delivery of Shares or other amounts under this Award Agreement and the Plan shall be subject to the following: (a) Delivery of Shares. The Company shall deliver to the Participant one Share free and clear of any restrictions in settlement of each of the vested and unrestricted RSUs within 30 days following the end of the respective Restricted Period or the date on which the Award otherwise vests under the Plan. (b) No Fractional Shares. Notwithstanding Section 4(a) above, the Company shall not issue a fractional Share in settlement of any RSUs. Instead, the Company shall deliver cash for the current Fair Market Value of the fractional Share. The current Fair Market Value of a fractional Share shall be determined to the nearest 1/1000th of a Share in an administratively practicable manner following the Vesting Date of the Award (or the date on which the Award otherwise vests under Section 3(b), Section 3(c) or Section 3(d) above) and shall be rounded to the nearest whole cent. (c) Compliance with Applicable Laws. Notwithstanding any other term of this Award Agreement or the Plan, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under this Award Agreement or the Plan unless such delivery or distribution complies with all applicable laws and the applicable rules of any securities exchange or similar entity. (d) Certificates Not Required. To the extent that this Award Agreement and the Plan provide for the issuance of Shares, such issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity. Section 5. Withholding. All deliveries of Shares pursuant to the Award shall be subject to withholding of all applicable taxes. The Company shall have the right to require the Participant (or if applicable, permitted assigns, heirs and Designated Beneficiaries) to remit to the Company an amount sufficient to satisfy any tax requirements prior to the delivery date of any Shares in connection with the Award. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant, (b) through the surrender of Shares that the Participant already owns or (c) through the surrender of Shares to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (c) may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction, or such lesser amount as may be established from time to time by the Company in its sole discretion.

3 Section 6. Non-Transferability of Award. The Award, or any portion thereof, is not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. Except as provided in the immediately preceding sentence, the Award shall not be assigned, transferred, pledged, hypothecated or otherwise disposed of by the Participant in any way whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of the Award contrary to the provisions hereof, or the levy of any attachment or similar process upon the Award, shall be null and void and without effect. Section 7. Dividend Equivalents. The Participant shall be entitled to receive any cash dividends and property distributions paid with respect to the Shares underlying the RSUs (other than dividends or distributions of securities of the Company which may be issued with respect to Shares by virtue of any corporate transaction, to the extent adjustment is made pursuant to Section 3.4 of the Plan) that become payable during the Restricted Period (“Dividend Equivalents”); provided, however, that no Dividend Equivalents shall be payable to or for the benefit of the Participant with respect to record dates for such dividends or distributions occurring prior to the Grant Date, or with respect to record dates for such dividends or distributions occurring on or after the date, if any, on which the Participant has forfeited the RSUs. Dividend Equivalents shall be subject to the same vesting and forfeiture restrictions as the RSUs to which they are attributable and shall be paid on the same date that the RSUs to which they are attributable are settled in accordance with Section 4 above. Dividend Equivalents shall be distributed in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of the Dividend Equivalents. Section 8. No Rights as Shareholder. The Participant shall not have any rights of a Shareholder with respect to the RSUs, including but not limited to, voting rights, prior to the settlement of the RSUs pursuant to Section 4(a) above. Section 9. Heirs and Successors. This Award Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring all or substantially all of the Company’s assets or business. If any rights of the Participant or benefits distributable to the Participant under this Award Agreement have not been settled or distributed at the time of the Participant’s death, such rights shall be settled for and such benefits shall be distributed to the Designated Beneficiary in accordance with the provisions of this Award Agreement and the Plan. The “Designated Beneficiary” shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form as the Committee may require. The Participant’s designation of beneficiary may be amended or revoked from time to time by the Participant in accordance with any procedures established by the Committee. If a Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any benefits that would have been provided to the Participant shall be provided to the legal representative of the estate of the Participant. If a Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the provision of the Designated Beneficiary’s benefits under this Award Agreement, then any benefits that would have been provided to the Designated Beneficiary shall be provided to the legal representative of the estate of the Designated Beneficiary. Section 10. Administration. The authority to manage and control the operation and administration of this Award Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to this Award Agreement as it has with respect to the Plan. Any interpretation of this Award Agreement or the Plan by the Committee and any decision made by the Committee with respect to this Award Agreement or the Plan shall be final and binding on all persons.

4 Section 11. Plan Governs. Notwithstanding any provision of this Award Agreement to the contrary, this Award Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Corporate Secretary of the Company. This Award Agreement shall be subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time. Notwithstanding any provision of this Award Agreement to the contrary, in the event of any discrepancy between the corporate records of the Company and this Award Agreement, the corporate records of the Company shall control. Section 12. Not an Employment Contract. Neither the Award nor this Award Agreement shall confer on the Participant any rights with respect to continuance of employment or other service with the Company or a Subsidiary, nor shall they interfere in any way with any right the Company or a Subsidiary may otherwise have to terminate or modify the terms of the Participant’s employment or other service at any time. Section 13. Amendment. Without limitation of Section 16 and Section 17 below, this Award Agreement may be amended in accordance with the provisions of the Plan, and may otherwise be amended in writing by the Participant and the Company without the consent of any other person. Section 14. Governing Law. This Award Agreement, the Plan and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Iowa, without reference to principles of conflict of laws, except as superseded by applicable federal law. Section 15. Validity. If any provision of this Award Agreement is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Award Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein. Section 16. Section 409A Amendment. The Award is intended to be exempt from Code Section 409A and this Award Agreement shall be administered and interpreted in accordance with such intent. The Committee reserves the right (including the right to delegate such right) to unilaterally amend this Award Agreement without the consent of the Participant in order to maintain an exclusion from the application of, or to maintain compliance with, Code Section 409A; and the Participant hereby acknowledges and consents to such rights of the Committee. Section 17. Clawback. As set forth in this Section 17, the Award and any Shares or other payment issued in settlement of the Award, or any portion thereof as may be determined in the sole discretion of the Committee, are subject to cancellation, rescission, payback, recoupment or other similar action (“Clawback”) upon the occurrence of any Clawback Event. Any Clawback under this Section 17 shall be increased by the Company’s costs incurred, including reasonable attorneys’ fees, in pursuing or securing such cancellation, rescission, payback, recoupment or other similar action. For purposes of this Award Agreement, a “Clawback Event” includes the occurrence of any of the following: (a) If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities law, then the Company shall be entitled to Clawback from the Participant any Award granted, or Shares or other payment issued in settlement of the Award, during the three (3) completed fiscal years immediately preceding the date on which the Company is required to prepare such accounting restatement. (b) If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under

5 the securities law as a result of misconduct by the Participant, then the Company shall be entitled to Clawback from the Participant any Award granted, or Shares or other payment issued in settlement of the Award, during the three (3) completed fiscal years immediately preceding the date on which the Company is required to prepare such accounting restatement, and the Participant will be required to repay any profits received by the Participant from the sale of any Company securities during the 12 months after the inaccurate or erroneous financial information was initially reported. (c) If the Participant’s employment with the Company or any Subsidiary thereof is subject to a termination for Cause, and the event or events giving rise to such termination for Cause are determined by the Committee in its reasonable discretion to be materially injurious to the reputation of the Company or any Subsidiary, then the Company shall be entitled to Clawback from the Participant any Award granted, or Shares or other payment issued in settlement of the Award, during the three (3) completed fiscal years immediately preceding the date on which the Participant is notified in writing by the Company (or any of its Subsidiaries) that the Participant’s employment will be terminated for Cause. (d) For the avoidance of doubt, the Participant acknowledges and agrees that each of the Clawbacks and Clawback Events described in paragraphs (a) through (c) above may be applied independently or collectively, as determined in the Committee’s sole discretion, to the same, or similar, facts, circumstances, and events giving rise to such Clawback. Further, notwithstanding anything to the contrary in this Section 17, if a statutorily mandated Clawback would require or permit a more extensive recapture by the Company, then such statutorily mandated Clawback shall apply. Section 18. Electronic Delivery and Acceptance. The Company may, in its sole discretion, elect to deliver this Award Agreement and any documents related to participation in the Plan, or to request the Participant to acknowledge participation in the Plan or otherwise execute documents required by the Company in connection with the Plan, by electronic means, and may elect to require the Participant to acknowledge acceptance of the Award (including the terms set forth in this Award Agreement and the Plan) by means of an electronic signature or other assent mechanism delivered via an electronic system. The Participant acknowledges and agrees that the granting of this Award, and the Participant’s right, if any, to receipt of a benefit or payment pursuant to this Award, is conditioned upon Participant’s acknowledgement and acceptance of the terms and conditions set forth in this Award Agreement and the Plan. * * * * *

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed in its name and on its behalf, and the Participant acknowledges understanding and acceptance of, and agrees to, the terms of the Plan and this Award Agreement, all as of the Grant Date. MIDWESTONE FINANCIAL GROUP, INC. By: Print Name: Title: PARTICIPANT Print Name: _______________________________